UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 23, 2013

NOVAVAX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9920 Belward Campus Drive

Rockville, Maryland 20850

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (240) 268-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On September 23, 2013, Novavax, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Lazard Capital Markets LLC as representative of the several underwriters listed on Schedule C thereto (the “Underwriters”), related to a public offering (the “Offering”) of 27,693,000 shares of the Company’s common stock, $0.01 par value per share, (the “Common Stock”) at a price of $3.14 per share pursuant to a registration statement on Form S-3 (File No. 333-187267) and a related prospectus supplement. In addition, the Company granted the Underwriters an option to cover overallotments exercisable for 30 days from the date of the Underwriting Agreement to purchase, at the public offering price less any underwriting discounts and commissions, up to an additional 4,153,950 shares of Common Stock. Subject to customary closing conditions, the Offering is expected to close on or about September 27, 2013.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

An opinion dated September 24, 2013 regarding the legality of the issuance and sale of the Common Stock in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

On September 24, 2013, the Company issued a press release announcing the pricing of the Offering. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)               Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 23, 2013, by and among Novavax, Inc. and Lazard Capital Markets LLC, as representative of the several underwriters listed on Schedule C thereto.

5.1	Opinion of Ropes & Gray LLP.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1 above).

23.2	Consent of Öhrlings PricewaterhouseCoopers AB, Independent Registered Public Accounting Firm.

99.1	Press Release of Novavax, Inc. dated September 24, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAVAX, INC.

/s/ John A. Herrmann III, J.D.
	Name:	John A. Herrmann III, J.D.
	Title:	Vice President, General Counsel & Corporate Secretary

Date: September 24, 2013

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 23, 2013, by and among Novavax, Inc. and Lazard Capital Markets LLC, as representative of the several underwriters listed on Schedule C thereto.

5.1	Opinion of Ropes & Gray LLP.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1 above).

23.2	Consent of Öhrlings PricewaterhouseCoopers AB, Independent Registered Public Accounting Firm.

99.1	Press Release of Novavax, Inc. dated September 24, 2013.